EXECUTION COPY
Exhibit 10.9
FIFTH AMENDMENT
     FIFTH AMENDMENT (this “Amendment”), dated as of December 5, 2007, to the Amended and Restated Credit Agreement dated as of June 3, 2005 (the “Credit Agreement”), among Quiksilver, Inc., a Delaware corporation, Quiksilver Americas, Inc., a California corporation, the several banks and other institutions from time to time parties thereto (the “Lenders”), Bank of America, N.A., as documentation agent, Union Bank of California, N.A., as syndication agent, JPMorgan Chase Bank, N.A., as US administrative agent for the US Lenders thereunder (in such capacity, the “US Administrative Agent”), JPMorgan Chase Bank, N.A., London Branch, as an alternate currency fronting lender, J.P. Morgan Europe Limited, as alternate currency fronting agent (in such capacity, the “Alternate Currency Fronting Agent”), and JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian administrative agent for the Canadian Lenders (in such capacity, the “Canadian Administrative Agent”).
W I T N E S S E T H:
     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;
     WHEREAS, the Borrowers have requested that certain provisions of the Credit Agreement be amended as set forth herein; and
     WHEREAS, the Lenders are willing to agree to such amendment on the terms set forth herein;
     NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:
     I. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
     II. Amendments to Section 1.1. The following definitions are hereby inserted in appropriate alphabetical order:
     “Cleveland Golf Sale”: the sale by Rossignol Ski Company, Inc. of 100% of the capital stock owned by it of Cleveland Golf, Riviera SNC, Cleveland Golf Canada Corp. and Cleveland Golf Asia YK (collectively, the “Cleveland Golf Entities”) in accordance with the terms of the Cleveland Golf Sale SPA.
     “Cleveland Golf Sale SPA”: that certain Stock Purchase Agreement, effective October 30, 2007, as amended by that certain Amendment No. 1, by and among Quiksilver, Rossignol Ski Company, Inc., Cleveland Golf and SRI Sports Limited.
     III. Amendment to Section 6.4. Section 6.4 is hereby amended by inserting the phrase “and Quiksilver and its Subsidiaries may consummate the Cleveland Golf Sale” immediately prior to the “.” at the end of said Section.

     IV. Amendment to Section 6.5. Section 6.5 is hereby amended by (1) inserting the phrase “(A)” prior to the word “unless” and (2) adding the phrase “and (B) except for the Cleveland Golf Sale” prior to the “.” at the end of said Section.
     V. Amendment to Section 6.7. Section 6.7 is hereby amended by (1) deleting the “and” at the end of clause (k), (2) deleting the “.” at the end of clause (l) and substituting in lieu thereof the phrase “; and” and (3) inserting a new clause (m) to read as follows:
“(m) investments by Quiksilver or the US Borrower in Foreign Subsidiaries made with the Net Proceeds of the Cleveland Golf Sale and in an aggregate amount not to exceed the Net Proceeds of the Cleveland Golf Sale minus the amount of the reduction in the Borrowing Base attributable to the Cleveland Golf Sale.”
     VI. Amendment to Section 6.8. Section 6.8 is hereby amended by inserting the parenthetical “(it being agreed that the restructuring of the Cleveland Golf Entities pursuant to the terms of the Cleveland Golf SPA is allowed pursuant to the terms of this Section 6.8)” immediately prior to the “.” at the end of said Section.
     VII. Effective Date. This Amendment shall become effective on the date (the “Effective Date”) on which the Borrowers and the requisite Lenders under the Credit Agreement shall have duly executed and delivered to the US Administrative Agent this Amendment.
     VIII. Representations and Warranties. The Borrowers hereby represent and warrants that (a) each of the representations and warranties in Article III of the Credit Agreement shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
     IX. Releases. The Lenders hereby agree that upon the consummation of the Cleveland Golf Sale (the “Cleveland Golf Sale Effective Date”), Cleveland Golf shall be released from any liability under the US Guarantee and the other Loan Documents to which it is a party. Also, the Lenders acknowledge that on the Cleveland Golf Sale Effective Date, the assets sold pursuant to the Cleveland Golf Sale and the assets of Cleveland Golf shall be released free and clear of the Lien and security interest under the Security Agreement. The Administrative Agent will, from and after the Cleveland Golf Sale Effective Date, deliver any collateral (including any chattel paper, certificated securities or instruments) then in its possession and any termination statements or documents as the US Borrower may from time to time reasonably request to effectuate, or reflect of public record, the release and discharge of the security interests pursuant to the terms of the Security Agreement. The US Borrower is, from and after the Cleveland Golf Sale Effective Date, authorized to file UCC-3 termination statements for each of the UCC financing statements naming Cleveland Golf as debtor relating to the liens securing the Obligations under the Credit Agreement and the other Loan Documents. All of the foregoing deliveries shall be at the expense of the US Borrower, with no liability to the Administrative Agent or any Lender, and with no representation or warranty by, or recourse to, the Administrative Agent or any Lender.

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     X. No Other Amendments; Confirmation. Except as expressly amended hereby, the provisions of the Credit Agreement, as amended and restated, are and shall remain in full force and effect.
     XI. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.
     XII. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.
[signature pages follow]

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     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

QUIKSILVER, INC.

By:
Name:

Title:

QUIKSILVER AMERICAS, INC.

By:
Name:

Title:

Fifth Amendment Signature Page

JPMORGAN CHASE BANK, N.A., as US
Administrative Agent and as a Lender

By:
Name:

Title:

Fifth Amendment Signature Page

BANK OF AMERICA, N.A., as
Documentation Agent and as a Lender

By:
Name:
Title:

Fifth Amendment Signature Page

UNION BANK OF CALIFORNIA, N.A., as
Syndication Agent and as a Lender

By:
Name:
Title:

Fifth Amendment Signature Page

ALLIED IRISH BANK

By:
Name:
Title:

Fifth Amendment Signature Page

GENERAL ELECTRIC CAPITAL CORP.

By:
Name:
Title:

Fifth Amendment Signature Page

HSBC BANK USA, NATIONAL
ASSOCIATION

By:
Name:
Title:

Fifth Amendment Signature Page

ISRAEL DISCOUNT BANK OF NEW
YORK

By:
Name:
Title:

By:
Name:
Title:

Fifth Amendment Signature Page

CALYON NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

Fifth Amendment Signature Page

NATIXIS (F/K/A NATEXIS BANQUES
POPULAIRES)

By:
Name:
Title:

By:
Name:
Title:

Fifth Amendment Signature Page

BNP-PARIBAS

By:
Name:
Title:

Fifth Amendment Signature Page

SOCIETE GENERALE

By:
Name:
Title:

Fifth Amendment Signature Page

SUMITOMO MITSUI BANKING
CORPORATION

By:
Name:
Title:

Fifth Amendment Signature Page

     The US Guarantors hereby consent and agree to this Amendment as of the date hereof and reaffirm their obligations under the US Security Agreement, the US Guarantee and the other Loan Documents to which they are party.

QS RETAIL, INC.

By:
Name:
Title:

QS WHOLESALE, INC.

By:
Name:
Title:

DC SHOES, INC.

By:
Name:
Title:

HAWK DESIGNS, INC.

By:
Name:
Title:

MERVIN MANUFACTURING, INC.

By:
Name:
Title:

FIDRA, INC.

By:
Name:
Title:

ROSSIGNOL SKI COMPANY
INCORPORATED

By:
Name:
Title:

Fifth Amendment Signature Page

SKIS DYNASTAR, INC.

By:
Name:
Title:

ROGER CLEVELAND GOLF COMPANY,
INC.

By:
Name:
Title:

Fifth Amendment Signature Page